SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: April 23, 2003

ARIZONA VENTURES, INC.
(Formerly China Global, Inc.)
(Exact name of registrant as specified in charter)

                              DELAWARE                          33-26787-D                              87-03403828
                           (State or other jurisdiction       (Commission                                 (IRS employer
                             of incorporation)                      file number)                                  identification no.)

4766 Holladay Blvd
Holladay, Utah 84117

(Address of Principal Executive Offices)

Registrant's telephone number, including area code (801) 273-9300

Item 1. Change in Control of Registrant

Effective April 23, 2003, Arizona Ventures, Inc., ("the Company") executed an agreement to acquire all the of equity of Fox River, Inc. ("Fox River Graphics"), which is a privately-held Illinois corporation.

Upon closing of the acquisition, Fox River Graphics will become a wholly-owned subsidiary of the Company. Pursuant to the transaction, the two shareholders of Fox River will be issued an aggregate of 14,000,000 shares of common stock and become the controlling shareholders of the Company.

As a result of the transaction, at closing, the following persons will be appointed as officers or directors of the Company:

Joseph O. Dowdell, Sr., Director and President, Fox River Graphics. Joseph Sr. Currently serves as President and CEO of Fox River Graphics, which he founded in 1982. Mr. Dowdell graduated from Bowling Green State University, Bowling Green, Ohio, with undergraduate degrees in Education and English.

Joseph O. Dowdell, Jr., Director, Vice President, and Secretary/Treasurer, Fox River Graphics. Mr. Dowdell has worked for FRG since 1988 when he started in outside sales. For the past ten years Mr. Dowdell has been the Manager of Sales and Marketing and is responsible for opening sales offices in Wisconsin and Ohio. He currently serves as Vice President of Sale sand Marketing. In 1987 Mr. Dowdell received his Bachelors of Science degree in Business Administration from Bowling Green State University, Bowling Green, Ohio.

In business for over twenty years, Fox River Graphics is structured into three marketing areas; computer graphics presentation systems, Audio/visual ("AV") integrations and installation, and document hardware and supplies sales, including installation and service.

The computer graphics presentation system sales are directed primarily toward the Federal government. Fox River Graphics is the holder of the Federal GSA Schedule which allows Federal Buyers to purchase directly from Fox River Graphics without the need to go out to bid. The volume generated by Federal purchases gives Fox River Graphics the ability to buy at the best possible pricing from its suppliers which, in turn, allows Fox River Graphics to be extremely competitive in the private market place.

The AV integration and installation market place covers board rooms, conference rooms, training rooms, and classrooms for civilian as well as Federal and military applications. Fox River Graphics has been designated as the integration and installation dealer for select states in the Midwest for the Polyvision interactive whiteboard products. Polyvision was recently purchased by Steelcase, a manufacturer of office furniture, who wants their dealers to be able to offer their customers complete audio visual solutions in addition to furniture. Fox River Graphics recently completed major integration projects at Siemens, the University of Illinois at Chicago, Rayovac, and Safety Steel. Fox River Graphics also offers management systems for computer classrooms which allow the instructor to teach and interact with students without leaving his instructor's computer.

The document system sales and support area of Fox River Graphics' marketing model is designed to support the corporate IT manager by taking the task of printer and copier support and service of the IT manager's worries and allowing him to concentrate on his most important job, keeping the network operating. Fox River Graphics shoulders the responsibility of supplying the hardware, the supplies, and the service to keep the document system up and running. Fox River Graphics anticipates the implementation of this document system sales and support program in the first quarter of 2004.

The parties currently expect the acquisition to close sometime within in the next three weeks.

Item 5. Other Events

Effective April 23, 2003, Arizona Ventures, Inc., ("the Company") executed an agreement to acquire all the of equity of Fox River, Inc., a privately-held Illinois corporation.

Additionally, the company has successfully restructured its finances. Debt holders have converted approximately $575,000 in debt for the issuance of four million shares in common stock. Additionally, the Company intends to obtain forgiveness of over $100,000 in accrued interest. As a result of the issuances, and the acquisition, the Company will have, at closing, approximately 18,400,000 shares issued and outstanding.

The Company intends to change its name to Fox River Holdings, Inc. and obtain a new trading symbol on the OTC Bulletin Board.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

The required financial statements will be filed by amendment not later than 60 days after the date of closing.

The Exhibit Index immediately preceding the exhibits is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIZONA VENTURES, INC.

Date: April 25, 2003 By: /s/ Paul Beatty
Paul Beatty, President/CEO

INDEX TO EXHIBITS

Exhibit
No. Exhibit

2 Acquisition Agreement dated April 23, 2003 between Arizona Ventures, Inc. and Fox River Graphics, Inc.

ACQUISITION AGREEMENT

This Agreement is entered into by, between and among Arizona Ventures, Inc., a corporation organized under the laws of the State of Nevada (hereinafter the "Purchaser"), and the Shareholders ("the Shareholders") of Fox River Graphics, Inc., an Illinois corporation (hereinafter the "Company").

Witnesseth:

WHEREAS, Purchaser wishes to acquire, and Shareholders are willing to exchange, all of the outstanding stock of the Company in exchange for common stock of the Purchaser;

NOW, THEREFORE, in consideration of the mutual terms and covenants set forth herein, Purchaser and Shareholders approve and adopt this Acquisition Agreement and mutually covenant and agree with each other as follows:

ARTICLE I

Shares to be Transferred and Shares to be Issued

1. a. On the closing date the Shareholders shall transfer to Purchaser certificates for the number of shares of the common stock of the Company described in Schedule "A" , attached hereto and incorporated herein, which in the aggregate shall represent all of the issued and outstanding shares of stock of the Company. Such certificates shall be duly endorsed in blank by Shareholders or accompanied by duly executed stock powers in blank with signatures guaranteed. Alternatively, the shareholders may assign their rights to the shares if the shares have not been physically issued in the form of stock certificates, or if the certificates have been lost.

b. In exchange for the transfer of the common stock of the Company pursuant to sub-section 1.a. hereof, Purchaser shall on the closing date and contemporaneously with such transfer of the common stock of the Company to it by the Shareholders, or rights thereto, issue and deliver to the Shareholders the number of shares of common stock of the Purchaser specified on Schedule "B" hereof.

2. The parties intend that this acquisition and exchange of shares is to be a "tax free" exchange/transaction pursuant to Section 368(a)(1)(b) of the Internal Revenue Code of the United States.

ARTICLE II

Representations and Warranties of Shareholders

2.01 Ownership of Stock.

Shareholders are the record owners and holders of the number of fully paid and non-assessable shares of the Company listed in Schedule "A" hereto as of the date hereof and will continue to own such shares of the stock of the Company until the delivery thereof to the Purchaser on the closing date and all such shares of stock are or will be on the closing date owned free and clear of all liens, encumbrances, charges and assessments of every nature and subject to no restrictions with respect to transferability. The Shareholders will have full power and authority to assign and transfer their shares of the Company in accordance with the terms hereof.

ARTICLE III

Representations and Warranties of the Company and the Shareholders

3.01 Capitalization

Except for this Agreement, there are no outstanding options, contracts, calls, commitments, agreements or demands of any character relating to the stock of the Company owned by Shareholders.

3.02 Organization and Authority.

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary to avoid material liability or material interference in its business operations, and is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location.

(b) The outstanding shares of the Company are legally and validly issued, fully paid and non-assessable.

(c) The Company does not own five percent (5%) or more of the outstanding stock of any corporation, except as listed on the Disclosure Statement.

(d) The minute book of the Company made available to Purchaser contains complete and accurate records of all meetings and other corporate actions of the shareholders and the Board of Directors (and any committee thereof) of the Company.

(e) The Disclosure Statement contains a list of the officers, directors and shareholders of the Company and copies of the articles of incorporation and by-laws currently in effect of the Company.

(f) The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated hereby will not, subject to the approval and adoption by the Shareholders of the Company, violate any provision of the certificate/articles of incorporation or bylaws of the Company, or any provisions thereof, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, court order, arbitration award, judgment or decree to which the Company is a party, or by which it is bound, and will not violate any other restriction of any kind or character to which it is subject.

(g) The authorized capital stock of the Company is one thousand (1,000) shares of common stock, no par value, of which approximately one hundred (100) shares of such stock will be issued and outstanding at the time of closing.

3.03 Financials.

(a) Un-audited financial statements (hereafter "financial statements") of the Company for the years 2000 through December 31, 2001, have been delivered by the Company to the Purchaser. Said financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition of the Company as of its date and for the periods covered.

Prior to closing, the Company will provide audited financial statements for the fiscal years 2000 through 2002.

(b) All accounts receivable, if any, (net of reserves for doubtful accounts) of the Company shown on the books of account on the statement date and as incurred in the normal course of business since that date, are collectible in the normal course of business.

(c) The Company has good and marketable title to all of its assets, business and properties including, without limitation, all such properties reflected in the balance sheet as of the statement date except as disposed of in the normal course of business, free and clear of any mortgage, lien, pledge, charge, claim or encumbrance, except as shown on said balance sheet as of the statement date and, in the case of real properties except for rights-of-way and easements which do not adversely affect the use of such property. Any encumbrances will be included in the attached Disclosure Statement.

(d) All currently used property and assets of the Company, or in which it has an interest, or which it has in possession, are in good operating condition and repair subject only to ordinary wear and tear.

3.04 Changes Since the Statement Date. Since the financial statement date, except as disclosed in the Disclosure Statement, there will not have been any material negative change in the financial position or assets of the Company.

3.05 Liabilities. To the best of the knowledge of management, there are no material liabilities of the Company, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of the Company, its agents or servants occurring prior to the statement date, which are not disclosed by or reflected in said financial statements, except as disclosed in the Disclosure Statement. There are no such liabilities of the Company which have arisen or relate to any transaction of the Company, its agents or servants, occurring since the statement date, other than normal liabilities incurred in the normal conduct of the business of the Company, and none of which have a material adverse effect on the business or financial condition of the Company, except as disclosed in the Disclosure Statement. As of the date hereof, there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabilities, except in the normal course of business of the Company, except as disclosed in the Disclosure Statement.

3.06 Taxes. All federal, foreign, county and local income, ad valorem, excise, profits, franchise, occupation, property, sales, use gross receipts and other taxes (including any interest or penalties relating thereto) and assessments which are due and payable have been duly reported, fully paid and discharged as reported by the Company, and there are no unpaid taxes which are, or could become a lien on the properties and assets of the Company, except as provided for in the financial statements of their date, or have been incurred in the normal course of business of the Company since that date. All tax returns of any kind required to be filed have been filed and the taxes paid or accrued.

3.07 Accuracy of All Statements Made by Company. No representation or warranty by the Company and Shareholders in this Agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by or on behalf of the Shareholders pursuant to this Agreement, nor any document or certificate delivered to Purchaser pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

3.08 Limitation of Subsequent Corporate Actions. It is expressly understood and agreed that the Company, and its affiliates and shareholders, will take all steps necessary to insure that with respect to the operations of the Purchaser for a period of eighteen months following the Acquisition, 1) there shall be no reverse split, 2) no stock shall be issued for less than $1.00 per share, and 3) the assets existing in the Company, or to be transferred into the Company, shall remain in place as part of the business operations.

ARTICLE IV

Representations and Warranties of Purchaser

Purchaser represents and warrants as follows:

4.01 Organization and Authority.

The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with full power and authority to enter into and perform the transactions contemplated by this Agreement, and with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary to avoid material liability or material interference in its business operations, and is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location. The Purchaser is presently qualified to do business Nevada.

(a) The outstanding shares of the Purchaser are legally and validly issued, fully paid and non-assessable.

(b) The Purchaser does not own five percent (5%) or more of the outstanding stock of any corporation, except as listed on the Disclosure Statement.

(c) The minute book of the Purchaser made available to the Company and Shareholders contains complete and accurate records of all meetings and other corporate actions of the shareholders and the Board of Directors (and any committee thereof) of the Purchaser.

(d) The Disclosure Statement contains a list of the officers, directors and shareholders of the Purchaser and copies of the articles of incorporation and by-laws currently in effect of the Purchaser.

(e) The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated hereby will not violate any provision of the certificate/articles of incorporation or bylaws of the Purchaser, or any provisions thereof, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, court order, arbitration award, judgment or decree to which the Purchaser is a party, or by which it is bound, and will not violate any other restriction of any kind or character to which it is subject.

(f) The authorized capital stock of the Purchaser is million (100,000,000) shares of common stock, $.001 par value, of which approximately sixteen million three hundred thousand (18,400,000) shares of such stock will be issued and outstanding at the time of closing (of which 14,000,000 will have been issued for the acquisition); and ten million (10,000,000) shares of preferred stock, $.001, authorized with no preferred outstanding.

(g) Purchaser represents that at the time of closing it will have no assets or liabilities other than that which is reflected in its audited financial statements.

(h) Purchaser represents that at the time of closing it has taken all necessary steps to comply with all applicable state and federal securities laws and regulations and that, to the knowledge of the Purchaser, at the time of closing, there is no litigation, arbitration, governmental or other proceeding (formal or informal), claim or investigation pending or threatened, with respect to the Purchasers compliance with any and all applicable securities laws and regulations.

4.02 Performance of This Agreement. The execution and performance of this Agreement and the issuance of stock contemplated hereby, including stock that may be issued upon the exercise of the option agreements referred in Section 2.02, has been authorized by the board of directors of Purchaser.

4.03 Financials.

(a) True copies of the audited financial statements of the Purchaser as of December 31, 2001 have been delivered by the Purchaser. These statements have been examined and certified by certified public accountants. Un-audited Interim financial statements through June 30, 2002 have also been delivered to the Company. Said financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition and earnings of the Purchaser for the periods covered, in accordance with generally accepted accounting principles applied on a consistent basis.

(b) All accounts receivable, if any, (net of reserves for doubtful accounts) of the Purchaser shown on financial statement, and as incurred in the normal course of business since that date, are collectible in the normal course of business.

(c) The Purchaser has good and marketable title to all of its assets, business and properties including, without limitation, all such properties reflected in the aforementioned balance sheet, except as disposed of in the normal course of business, free and clear of any mortgage, lien, pledge, charge, claim or encumbrance, except as shown on said balance sheet, and, in the case of real properties, except for rights-of-way and easements which do not adversely affect the use of such property.

4.04 Changes Since Date of Financial Statements. Since the date of the financial statements, except as disclosed in writing, there has not been any material change in the financial position or assets of the Purchaser.

4.05 Accuracy of All Statements Made by Purchaser. No representation or warranty by the Purchaser in this Agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by the Purchaser pursuant to this Agreement, nor any document or certificate delivered to the Company or the Shareholders pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

4.06 Legality of Shares to be Issued. The shares of common stock of Purchaser to be delivered pursuant to this Agreement, when so delivered, will have been duly and validly authorized and issued by Purchaser and will be fully paid and non-assessable.

4.07 No Covenant as to Tax Consequences. It is expressly understood and agreed that neither Purchaser nor its officers or agents has made any warranty or agreement, expressed or implied, as to the tax consequences of the transactions contemplated by this Agreement or the tax consequences of any action pursuant to or growing out of this Agreement.

ARTICLE V

Covenants of Shareholders

5.01 Access to Information. Purchaser and its authorized representatives shall have full access during normal business hours to all properties, books, records, contracts and documents of the Company, and the Company shall furnish or cause to be furnished to Purchaser and its authorized representative all information with respect to its affairs and business of the Company as Purchaser may reasonably request.

5.02 Actions Prior to Closing. From and after the date of this Agreement and until the closing date, the Company shall not materially alter its business.

ARTICLE VI

Conditions Precedent to Purchaser's Obligations

Each and every obligation of Purchaser to be performed on the closing date shall be subject to the satisfaction of the Purchaser of the following conditions:

6.01 Truth of Representations and Warranties. The representations and warranties made by the Company and Shareholders in this Agreement or given on its behalf hereunder shall be substantially accurate in all material respects on and as of the closing date with the same effect as though such representations and warranties had been made or given on and as of the closing date.

6.02 Compliance with Covenants. Shareholders shall have performed and complied with all obligations under this Agreement which are to be performed or complied with by them prior to or on the closing date, including the delivery of the closing documents specified hereafter.

6.03 Absence of Suit. No action, suit or proceedings before any court or any governmental or regulatory authority shall have been commenced or threatened and, no investigation by any governmental or regulatory authority shall have been commenced, against the Shareholders, the Company or any of the affiliates, associates, officers or directors of any of them, seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions.

6.04 Receipt of Approvals, Etc. All approvals, consents and/or waivers that are necessary to effect the transactions contemplated hereby shall have been received.

6.05 No Material Adverse Change. As of the closing date there shall not have occurred any material adverse change which materially impairs the ability of the Company to conduct its business or the earning power thereof on the same basis as in the past.

6.06 Accuracy of Financial Statement. Purchaser and its representatives shall be satisfied as to the accuracy of all balance sheets, statements of income and other financial statements of the Company furnished to Purchaser herewith.

6.07 Proceedings and Instruments Satisfactory; Certificates. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as Purchaser may request shall have been delivered to Purchaser. The Company and the Shareholders shall have delivered certificates in such detail as Purchaser may request as to compliance with the conditions set forth in this Article 6.

ARTICLE VII

Conditions Precedent to Obligations

of the Company and Shareholders

Each and every obligation of the Company and shareholders to be performed on the closing date shall be subject to the satisfaction prior thereto of the following conditions:

7.01 Truth of Representations and Warranties. The representations and warranties of Purchaser contained in this Agreement shall be true at and as of the closing date as though such representations and warranties were made at and as of the transfer date.

7.02 Purchaser's Compliance with Covenants. Purchaser shall have performed and complied with its obligations under this Agreement which are to be performed or complied with by it prior to or on the closing date.

7.03 Absence of Suit. No action, suit or proceedings before any court or any governmental or regulatory authority shall have been commenced or threatened and, no investigation by any governmental or regulatory authority shall have been commenced against Purchaser, or any of the affiliates, associates, officers or directors of the Purchaser seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions.

7.04 Receipt of Approvals, Etc. All approvals, consents and/or waivers that are necessary to effect the transactions contemplated hereby shall have been received.

7.05 No Material Adverse Change. As of the closing date there shall not have occurred any material adverse change which materially impairs the ability of the Purchaser to conduct its business or the earning power thereof on the same basis as in the past.

7.06 Accuracy of Financial Statements. The Company and the Shareholders shall be satisfied as to the accuracy of all balance sheets, statements of income and other financial statements of the Purchaser furnished to the Company herewith.

7.07 Proceedings and Instruments Satisfactory; Certificates. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as the Company may request shall have been delivered to the Company. The Purchaser shall have delivered certificates in much detail as the Shareholders may request as to compliance with the conditions set forth in this Article 7.

ARTICLE VIII

Indemnification

The Shareholders and the Company shall indemnify Purchaser for any loss, cost, expense or other damage suffered by Purchaser resulting from, arising out of, or incurred with respect to the falsity or the breach of any representation, warranty or covenant made by the Company herein. Purchaser shall indemnify and hold the Shareholders harmless from and against any loss, cost, expense or other damage (including, without limitation, attorneys' fees and expenses) resulting from, arising out of, or incurred with respect to, or alleged to result from, arise out of or have been incurred with respect to, the falsity or the breach of any representation, covenant, warranty or agreement made by Purchaser herein.

ARTICLE IX

Security Act Provisions

9.01 Restrictions on Disposition of Shares. Shareholders covenant and warrant that the shares received are acquired for their own accounts and not with the present view towards the distribution thereof and will not dispose of such shares except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (ii) in any other transaction which, in the opinion of counsel, acceptable to Purchaser, is exempt from registration under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. In order to effectuate the covenants of this sub-section, an appropriate endorsement will be placed upon each of the certificates of common stock of the Purchaser at the time of distribution of such shares pursuant to this Agreement, and stop transfer instructions shall be placed with the transfer agent for the securities.

9.02 Notice of Limitation Upon Disposition. Each Shareholder is aware that the shares distributed pursuant to this Agreement will not have been registered pursuant to the Securities Act of 1933, as amended; and, therefore, under current interpretations and applicable rules, the shareholder will probably have to retain such shares for a period of at least one year and at the expiration of such one year period sales may be confined to brokerage transactions of limited amounts requiring certain notification filings with the Securities and Exchange Commission and such disposition may be available only if the Purchaser is current in its filings with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or other public disclosure requirements, and the other limitations imposed thereby on the disposition of shares of the Purchaser. Additionally, "affiliates" owning shares will be subject to additional restrictions limiting sales.

9.03 Limited Public Market for Common Shares. Each Shareholder acknowledges that the common shares being issued pursuant to this agreement currently have a limited public market in which the shares may be liquidated and there is no assurance that such pubic market will grow or develop.

ARTICLE X

Closing

10.01 Time. The closing of this transaction ("closing") shall be effective on such date set by the parties. Such date is referred to in this agreement as the "closing date."

10.02 Documents To Be Delivered by Shareholders. At the closing Shareholders shall deliver to Purchaser the following documents:

(a) Certificates or assignments for all shares of stock of the Company in the manner and form required by sub-section 1.01 hereof.

(b) A certificate signed by the President of the Company that the representations and warranties made by the Company in this Agreement are true and correct on and as of the closing date with the same effect as though such representations and warranties had been made on or given on and as of the closing date and that Shareholders have performed and complied with all of their obligations under this Agreement which are to be performed or complied with by or prior to or on the closing date.

(c) A copy of the by-laws of the Company certified by its secretary and a copy of the certificate of incorporation of the Company.

(d) Certificates or letters from Shareholders evidencing the taking of the shares in accordance with the provisions of this agreement and their understanding of the restrictions thereunder.

(e) Such other documents of transfer, certificates of authority and other documents as Purchaser may reasonably request.

(f) A certified copy of the duly adopted resolutions of the board of directors of the Company authorizing or ratifying the execution and performance of this Agreement and authorizing or ratifying the acts of its officers and employees in carrying out the terms and provisions thereof.

10.03 Documents To Be Delivered by Purchaser. At the closing Purchaser shall deliver to Shareholders the following documents:

(a) Certificates for the number of shares of common stock of Purchaser as determined in Article 1 hereof.

(b) A certified copy of the duly adopted resolutions of the board of directors of Purchaser authorizing or ratifying the execution and performance of this Agreement and authorizing or ratifying the acts of its officers and employees in carrying out the terms and provisions thereof.

(c) A certificate signed by the President of the Purchaser that the representations and warranties made by the Purchaser in this Agreement are true and correct on and as of the closing date with the same effect as though such representations and warranties had been made on or given on and as of the closing date and that the Purchaser has performed and complied with all of their obligations under this Agreement which are to be performed or complied with by or prior to or on the closing date.

(d) Documents for the appointment of new management and the resignation of current management.

ARTICLE XI

Termination and Abandonment

This Agreement may be terminated and the transaction provided for by this Agreement may be abandoned without liability on the part of any part to any other, at any time before the closing date, or on a post closing basis as provided previously herein:

(a) By mutual consent of Purchaser and the Shareholders;

(b) By Purchaser if any of the conditions provided for in Article 6 of this Agreement have not been met and have not been waived in writing by Purchaser.

(c) By the Company if any of the conditions provided for in Article 7 of this Agreement have not been met and have not been waived in writing by the Company.

In the event of termination and abandonment by any party as above provided in this Article, written notice shall forthwith be given to the other party, and each party shall pay its own expenses incident to preparation for the consummation of this Agreement and the transactions contemplated hereunder.

ARTICLE XII

Miscellaneous

1. Notices. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given, if delivered by hand or mailed, certified or registered mail with postage prepaid:

a) If to the Company or the Shareholders, to Joseph Dowdell, Sr. at 150 South Washington Street, Carpentersville, Illinois 60110, or to such other person and place as the Company shall furnish to Purchaser in writing; or

(b) If to Purchaser, to Nathan W. Drage, P.C., Attorney at Law, at 4766 Holladay Blvd., Holladay, Utah 84117, or to such other person and place as Purchaser shall furnish to Company in writing.

2. Announcements. Announcements concerning the transactions provided for in this Agreement by either the Company or Purchaser shall be subject to the approval of the other in all essential respects, except that the approval of the Company shall not be required as to any statements and other information which Purchaser may submit to its shareholders.

3. Default. Should any party to this Agreement default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney's fee, which may arise or accrue from enforcing this Agreement, or in pursuing any remedy provided hereunder or by the statutes of the State of Nevada, United States of America.

4. Assignment. This Agreement may not be assigned in whole or in part by the parties hereto without the prior written consent of the other party or parties, which consent shall not be unreasonably withheld.

5. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

6. Holidays. If any obligation or act required to be performed hereunder shall fall due on a Saturday, Sunday or other day which is a legal holiday established by the State of Nevada, such obligation or act may be performed on the next succeeding business day with the same effect as if it had been performed upon the day appointed.

7. Computation of Time. The time in which any obligation or act provided by this Agreement is to be performed is computed by excluding the first day and including the last, unless the last day is a holiday, in which event such day shall also be excluded.

8. Governing Law and Venue. This Agreement shall be governed by and interpreted pursuant to the laws of the Sate of Nevada. Any action to enforce the provisions of this Agreement shall be brought in a court of competent jurisdiction within the State of Nevada and in no other place.

9. Partial Invalidity. If any term, covenant, condition or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or application of such term or provision to persons or circumstances other than those as to which it is held to be invalid or unenforceable shall not be affected thereby and each term, covenant, condition or provision of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law.

10. No Other Agreements. This Agreement constitutes the entire Agreement between the parties and there are and will be no oral representations which will be binding upon any of the parties hereto.

11. Rights are Cumulative. The rights and remedies granted hereunder shall be in addition to and cumulative of any other rights or remedies provided under the laws of the State of Nevada.

12. Waiver. No delay or failure in the exercise of any power or right shall operate as a waiver thereof or as an acquiescence in default. No single or partial exercise of any power or right hereunder shall preclude any other or further exercise thereof or the exercise of any other power or right.

13. Survival of Covenants, Etc. All covenants, representations, and warranties made herein to any parties or in any statement or document delivered to any party hereto, shall survive the making of this Agreement and shall remain in full force and effect until the obligations of such party hereunder have been fully satisfied.

14. Further Action. The parties hereto agree to execute and deliver such additional documents and to take such other and further action as may be required to carry out fully the transaction(s) contemplated herein.

15. Amendment. This Agreement or any provision hereof may not be changed, waived, terminated or discharged except by means of a written supplemental instrument signed by the party or parties against whom enforcement of the change, waiver, termination, or discharge is sought.

16. Headings. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

17. Counterparts. This agreement may be executed in two or more partially or fully executed counterparts, each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument, provided that Purchaser shall have no obligations hereunder until all Shareholders have become signatories hereto.

IN WITNESS WHEREOF, the parties hereto executed the foregoing Acquisition Agreement effective the 23rd day of April, 2003.

PURCHASER: ARIZONA VENTURES, INC.

By ___________________________

Paul Beatty, President

COMPANY: FOX RIVER GRAPHICS, INC.

By ___________________________

  Joseph Dowdell, Sr. President

SHAREHOLDERS:

________________________________

Name Signature

_______________________________

Name Signature

SCHEDULE A

Name Shares To Be Purchased

Joseph Ogden Dowdell, Sr. 65

Joseph Ogden Dowdell, Jr. 35

Total 100

SCHEDULE B

Name Shares To Be Issued

Joseph Ogden Dowdell, Sr. 9,100,000

Joseph Ogden Dowdell, Jr. 4,900,000

Total 14,000,000